UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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ING MUTUAL FUNDS
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ING MUTUAL FUNDS
ING Emerging Countries Fund

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

June 25, 2008

Dear Shareholder:

On behalf of the Board of Trustees of ING Emerging Countries Fund (the “Fund”), a series of ING Mutual Funds (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Fund scheduled for 10:00 a.m., Local time, on August 21, 2008 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder.

At the Special Meeting, shareholders of the Fund will be asked to approve a new sub-advisory agreement between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and ING Investment Management Advisors B.V. (“IIMA” or “the Proposed Sub-Adviser”) the Fund’s proposed sub-adviser (the “Proposal”).  On June 10, 2008, IIMA began serving as the sub-adviser to the Fund pursuant to an interim sub-advisory agreement that is currently in effect pending shareholder approval of the sub-advisory agreement for the Fund between ING Investments and IIMA.  If the Proposal is approved, IIMA will continue to serve as the sub-adviser to the Fund.

The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposal is in the best interests of the Fund and its shareholders and recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than August 20, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

ING MUTUAL FUNDS
ING Emerging Countries Fund

7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
(800) 992-0180

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF ING EMERGING COUNTRIES FUND

Scheduled For August 21, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of ING Emerging Countries Fund (the “Fund”), a series of ING Mutual Funds (the “Trust”) is scheduled for August 21, 2008, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following proposals:

(1)           To approve a new sub-advisory agreement for the Fund between ING Investments, LLC (“ING Investments”), the Fund’s investment adviser, and ING Investment Management Advisors B.V. (“IIMA” or the “Proposed Sub-Adviser”) under which IIMA would become the sub-adviser to the Fund; and

(2)           To transact such other business as may properly come before the Special Meeting or any adjournment(s) as postponement(s) thereto.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting.

The Board of Trustees recommends that you vote in favor of the proposal.

Shareholders of record as of the close of business on May 29, 2008 are entitled to notice of, and to vote at, the Special Meeting, or any adjournment(s) or postponement(s) thereof.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign and return promptly, but in no event later than August 20, 2008, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a new Proxy Ballot, (ii) giving written notice of revocation to the Fund of an earlier submitted Proxy Ballot, or (iii) voting in person at the Special Meeting.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

Dated: June 25, 2008

PROXY STATEMENT

ING MUTUAL FUNDS

ING EMERGING COUNTRIES FUND

June 25, 2008

Toll free: (800) 992-0180
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

Special Meeting of Shareholders

Scheduled for August 21, 2008

(This page intentionally left blank)

Why is the Special Meeting being held?

The Special Meeting is being held for the following purposes:

1.             To approve a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) for ING Emerging Countries Fund (the “Fund”) between ING Investments, LLC (“ING Investments” or the “Adviser”), the Fund’s investment adviser, and ING Investment Management Advisors B.V. (“IIMA” or the “Proposed Sub-Adviser”), under which IIMA would become the sub-adviser to the Fund;

2.             To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponements(s) thereof in the discretion of the proxies or their substitutes.

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of ING Mutual Funds (the “Trust”) is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Proxy Ballot on or about June 25, 2008 to you and all other shareholders of record who have a beneficial interest in the Fund as of the close of business on May 29, 2008. The Board is soliciting your vote for a special meeting of shareholders (the “Special Meeting”) of the Fund.

Who is eligible to vote?

Shareholders of record who owned shares of the Fund at the close of business on May 29, 2008 (the “Record Date”) are eligible to vote. (See “How do I vote?” and “General Information” for a more detailed discussion of voting procedures).

Each share of each class of the Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

Share	Shares
Class	Outstanding
Class A
Class B
Class C
Class I
Class Q
Class W
Total

[To the best of the Trust’s knowledge, as of May 29, 2008, no person owned beneficially more than 5% of any class of voting securities of the Fund, except as set forth in Appendix A. To the best of the Trust’s knowledge, as of such date, no Trustee or Executive Officer owned beneficially more than 1% of any class of equities of the Fund.]

What information is contained in the Proxy Statement?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposal listed above and in the Notice of Special Meeting for the Fund. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Proxy Ballot, because you have the right to vote on this important Proposal concerning your investment in the Fund.

The word “you” is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Therefore, references to “you” or “shareholders” throughout the proxy materials usually can be read to include shareholders.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot. These options require shareholders to input a control number, which is located on your Proxy Ballot. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Joint owners must each sign the Proxy Ballot. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may still submit by mail the Proxy Ballot originally sent with the Proxy Statement or attend the Special Meeting in person. Should shareholders require additional information regarding the Special Meeting, they may contact the Solicitor (defined below) toll-free at 1-866-526-4094.

Who will solicit my proxy?

The Trust has retained Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $43,700. As the date of the Special Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the person solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot, and ask for the shareholder’s instructions on the Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-866-526-4094. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ING Investments or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

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When and where will the Special Meeting be held?

The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for August 21, 2008 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

How can I obtain more information about the Fund?

Copies of the Fund’s Annual Report for the fiscal year ended October 31, 2007 have previously been mailed to shareholders. The Fund’s Semi-Annual Report for the period ended April 30, 2008 (unaudited) will be mailed to shareholders on or about June 30, 2008.

You can obtain copies of the Annual and Semi-Annual Reports of the Fund upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal described in this Proxy Statement.

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THE PROPOSAL

APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is the Proposal?

The Fund and the Adviser wish to retain the services of ING Investment Management Advisors B.V. (“IIMA”) as the sub-adviser to the Fund.  At a meeting on March 27, 2008, the Board approved the appointment of IIMA as the sub-adviser to the Fund.  If the Proposal is approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on or about November 7, 2008 and will remain in full force and effect, unless otherwise terminated, through November 30, 2009.  A copy of the Proposed Sub-Advisory Agreement between ING Investments and IIMA is included as Appendix B.

At the March 27, 2008 meeting, the Board terminated the Fund’s sub-advisory agreement with Brandes Investment Partners L.P. (“Brandes”), effective June 10, 2008.  The Board also approved an interim sub-advisory agreement for the Fund between ING Investments and IIMA (the “Interim Agreement”), effective on June 10, 2008, for a 150-day period or until shareholder approval of the Proposed Sub-Advisory Agreement is obtained.  IIMA currently manages the Fund pursuant to the Interim Agreement.

Who is the Fund’s adviser?

ING Investments is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep” or “ING”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”), began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.  As of December 31, 2007, ING Investments managed approximately $54 billion in registered investment company assets.

ING Investments serves as investment adviser to the Fund pursuant to an investment management agreement between ING Investments and the Trust, dated September 23, 2002, as amended (the “Investment Management Agreement”).  The Investment Management Agreement for the Trust provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Fund’s operations, ING Investments may engage, subject to the approval of the Board and, where required, the Fund’s shareholders, sub-advisers to provide day-to-day advisory services to the Fund.  ING Investments may delegate to the sub-advisers duties, among other things, to formulate and implement the Fund’s investment programs, including the duty to determine what securities will be purchased and sold for the Fund.

The Investment Management Agreement was last approved by the Board on November 28, 2007, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended,.  The Investment Management Agreement was most recently approved by the Fund’s shareholders on August 18, 2000 as a result of a change in control of the Adviser, which caused the prior investment management agreement to automatically terminate.

For the services it provides to the Fund under the Investment Management Agreement, ING Investments currently receives advisory fees, payable monthly, at an annual rate of 1.25% of the Fund’s average daily net assets.  The Fund paid $3,416,325 in annual fees (the “advisory fees”) to ING Investments for fiscal year ended October 31, 2007.

See Appendix C for a listing of the names, addresses and principal executive officers of ING Investments.

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Who was the Fund’s sub-adviser?

Brandes Investment Partners L.P. (“Brandes”), a Delaware limited partnership, sub-advised the Fund from March 1, 2005.  As discussed below, the Board terminated the Fund’s current sub-advisory agreement with Brandes, effective June 10, 2008.  The Board’s primary consideration in taking this action was the investment performance of the Fund during the period that Brandes had served as sub-adviser in relation to the Fund’s benchmark and peer group.  The table below shows the performance of the Fund during that period compared with the The Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EM IndexSM and the Morningstar Emerging Markets Category Average.

Total Returns during Brandes’ Management(1) for Periods ended December 31

	March 1, 2005 - December 31, 2005	2006	2007	January 1, 2008 – March 31, 2008	Inception (March 1, 2005) - March 31, 2008
Total Return(2)	4.08%	20.14%	10.28%	(7.97)%	14.43%
MSCI Emerging Markets Index(3)	22.93%	32.17%	39.39%	(10.99)%	25.53%
Morningstar Emerging Markets Category Average	21.43%	32.06%	36.68%	(11.28)%	24.04%

(1)	Brandes sub-advised the Fund from the period March 1, 2005 through June 10, 2008
(2)	Reflects the deduction of the maximum applicable Class A sales charge of 5.75%.
(3)

MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.  The index return is for the period beginning March 1, 2005.

Brandes is an investment advisory firm whose principal address is 11988 El Camino Real, Suite 500, San Diego, California 92130. Pursuant to its authority under the Investment Management Agreement, ING Investments delegated to Brandes sub-advisory duties, including responsibility for the day-to-day management of the Fund, under its supervision. The sub-advisory agreement between ING Investments and Brandes was approved by shareholders of the Fund on February 15, 2005 in connection with a change in the Fund’s sub-adviser.  ING Investments paid Brandes $1,913,142 in sub-advisory fees for its services to the Fund for the fiscal year ended October 31, 2007.

Who is the Proposed Sub-Adviser?

IIMA is a Netherlands corporation.  It has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. Organized in 1896, IIMA became an investment advisory company in 1991. IIMA is registered as an investment adviser with the SEC. It is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments.  IIMA previously served as sub-adviser to the Fund from December 5, 2002 to February 28, 2005.

How will the Proposal, if approved, affect the management of the Fund?

As discussed above, the day-to-day management of the Fund’s portfolio is currently provided by IIMA pursuant to the Interim Agreement.  If the Proposed Sub-Advisory Agreement is approved, IIMA would continue to serve as sub-adviser to the Fund and provide the day-to-day management of the Fund’s portfolio. ING Investments would be responsible for monitoring the investment program and performance of IIMA.

5

Are there changes to the investment strategy of the Fund?

Yes, there are changes to the Fund’s investment strategies in order to incorporate IIMA’s investment style, which is discussed below.  In particular in determining the securities in which it will invest, the Fund would no longer apply Brandes’ technique of selecting securities believed to be selling at a significant discount to their true worth. Instead, IIMA will use an active approach of bottom-up fundamental analysis supported by top-down macro-economic analysis and quantitative screening.  The Fund’s investment objective will continue to be long-term capital appreciation.

As discussed above, IIMA began managing the Fund on June 10, 2008 pursuant to the Interim Agreement.  A supplement to the Fund’s current prospectus was filed on April 15, 2008 and mailed to shareholders.

Principal Investment Strategies

Effective June 10, 2008, the investment strategies of the Fund are as follows:

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The Fund normally invests at least 80% of its net assets in securities of issuers located in a number of different countries with emerging markets.  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Fund may invest in large-, mid- and small-sized companies.  An issuer is considered to be located in a country with an emerging securities market if: (i) the issuer is organized in a country with an emerging securities market; or (ii) the principal securities market for the issuer is in a country with an emerging securities market; or (iii) the issuer is listed on a securities exchange in a country with an emerging securities market; or (iv) the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country with an emerging securities market or at least 50% of the issuer’s assets are located in a country with an emerging securities market.

The sub-adviser considers an emerging market country to be any country which is in or has been in the Emerging Market Database of Standard and Poor’s or the Morgan Stanley Capital International Emerging Markets IndexSM (“MSCI EM IndexSM”), or those countries which generally are considered to be emerging market countries by the international financial community.

The Fund may invest up to 20% of its total assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers.  Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities.

In selecting securities located in emerging market countries, the sub-adviser uses an active approach.  By means of bottom-up fundamental analysis supported by top-down macro-economic analysis and quantitative screening, the sub-adviser identifies companies which it believes have good earnings growth prospects and return potential.  To help in this process, the sub-adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures.  The sub-adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Management of the Fund

IIMA served as sub-adviser to the Fund from December 5, 2002 to February 28, 2005.  Brandes replaced IIMA on March 1, 2005.  Information on the Fund’s annual performance over the period from December 5, 2002 to February 28, 2005 is included above on page 6.   The Board’s primary consideration in replacing IIMA was the investment performance of the Fund while managed by IIMA.  In approving IIMA to again serve as sub-adviser, the Board considered that the IIMA personnel managing emerging markets accounts, and the investment approach, have changed since 2005.

The day-to-day management of the Fund will be performed by the following team of investment professionals:

Mr. Jan-Wim Derks serves as Director of Global Emerging Markets (the “GEM”) team.  Mr. Derks joined IIMA in 1997.

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Roberto Lampl started his career in 1993 at ABN AMRO in Amsterdam. Initially he held positions at the Corporate Finance and Origination Emerging Markets departments. In 1997 he joined the Asset Management Division as a co-portfolio manager of the GEM Equity Fund, with a special focus on Latin America. In August 2001, Mr. Lampl moved to New York to work for ABN AMRO’s Latin American Syndication Department. In 2003, he joined FMO, a semi-private institution, undertaking capital markets transactions in Latin America.  Mr. Lampl joined ING IM in October 2004.

Michiel Bootsma is Senior Investment Manager, Emerging Markets Equities and co-manages international portfolios in the EMEA (Eastern Europe, Middle East and Africa) universe.  Mr. Bootsma joined IIMA in 1997 in the Regional Management Europe department as a portfolio manager.

What are the key risks of investing in the Fund after the changes to the investment strategy?

You could lose money on an investment in the Fund.  The key risks of investing in the Fund are described below.  Certain risks are different following the changes to the Fund’s investment strategy.  The Fund’s investment strategy under Brandes focused on securities believed to be selling at a significant discount to their true worth.  Under the new investment strategy, IIMA seeks to identify companies believed to have good earnings growth prospects and return potential, considering measures including earnings growth prospects and valuation.  However, the Fund may not benefit to the same extent as it would have under the Brandes investment strategy if value securities perform well.  The quantitative models used by the IIMA also present different risks than the investment selection process used by Brandes.  Finally, under the new investment strategy, the Fund may engage in frequent and active trading of portfolio securities; as a result, Portfolio Turnover risk may be greater under the new investment strategy.

These risks, along with other principal risks, include, but are not limited to, the following:

Foreign Investing - foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. ADRs, EDRs and GDRs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.  These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. Because the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets.

Emerging Markets Risk - the Fund is subject to emerging markets risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income.  Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general as these countries may be less politically and economically stable than other countries.  A number of emerging market countries restrict, to varying degrees, foreign investment in stocks.  Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to:  price controls; forced mergers of companies; expropriation or confiscatory taxation;

8

seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Price Volatility - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund may invest in small- and mid-sized companies, which may be more susceptible to price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers.

Investment Models Risk. The proprietary models used by IIMA to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Convertible Securities - the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Inability To Sell Securities - convertible securities, securities of smaller and mid-sized companies and securities of companies located in countries with emerging securities markets usually trade in lower volume and may be less liquid than other investments and securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Securities Lending - there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Portfolio Turnover - a high portfolio turnover rate involves greater expenses to the Fund including brokerage commissions and other transaction costs, which may have an adverse impact on performance, and is likely to generate more taxable short-term gains for shareholders.

Other Investment Companies - the main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

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How has the Proposed Sub-Adviser performed in the past managing accounts similar to the Fund?

The table below is designed to show how a composite of similar accounts managed by IIMA performed over various periods in the past.  The IIMA Emerging Markets Composite (the “Composite”) is a composite of the performance of all actual fee-paying and non-fee paying, fully discretionary accounts under management by IIMA for at least one month beginning January 1, 2000 that has investment objectives, policies and strategies that are substantially similar to those of the Fund.

The returns for the Composite have not been modified to reflect the Fund’s fees and expenses.  The accounts in the Composite do not necessarily pay the same expenses that the Fund pays and are not necessarily subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code.  Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations.  The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of IIMA.  The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The table below shows the returns for the Composite compared with the MSCI EM IndexSM and the Morningstar Emerging Markets Category Average.  This information is designated to demonstrate the historical track record of IIMA.  Past performance is not a guarantee of future results.

Total Returns for the Periods Ended December 31

	2002	2003	2004	2005	2006	2007	January 1, 2008- March 31, 2008	Inception (January 1, 2000) - March 31, 2008
IIMA Emerging Markets Composite(1)	(10.46)%	43.63%	14.33	27.83	25.44	32.11	(15.59)%	12.67%
ING Emerging Countries Fund Class A(1),(2)	(14.34)%	38.81%	13.18%	11.14%	20.14%	10.28%	(7.97)%	6.14%
MSCI Emerging Markets Index(3)	(6.17)%	55.82%	22.55%	34.00%	32.17%	39.39%	(10.99)%	13.21	%(4)
Morningstar Emerging Markets Category Average	(6.05)%	55.19%	23.54%	31.54%	32.06%	36.68%	(11.28)%	11.95%

(1)	Reflects the deduction of the maximum applicable Class A sales charge of 5.75%.
(2)

Effective June 10, 2008, IIMA began serving as sub-adviser to the Fund and the Fund changed its principal investment strategies. Brandes served as sub-adviser to the Fund from March 1, 2005 to June 10, 2008. IIMA served as sub-adviser to the Fund from December 5, 2002 to March 1, 2005. The Fund return for Class A is for the period beginning January 1, 2000.

(3)

The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. The index return is for the period beginning January 1, 2000.

(4)	Prior to December 31, 2001, the MSCI EM IndexSM did not include deduction of withholding taxes. The gross index return is for the period beginning January 1, 2000.

What are the terms of the Investment Management Agreement?

The Fund’s Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to the investment of the Fund’s assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as the Adviser, oversees the investment management services of the Fund’s sub-adviser.

The Investment Management Agreement provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Investment Management Agreement. After an initial two-year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Investment Management Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement provides that the Adviser is paid an advisory fee at an annual rate of 1.25% of the Fund’s average daily net assets.  As discussed below, a portion of the advisory fee is being waived in recognition of the lower cost of IIMA’s sub-advisory fee.  Please refer to page 11 for further details.

As discussed earlier, on June 10, 2008, IIMA was appointed as the sub-adviser to the Fund pursuant to the Interim Agreement that was approved by the Board.  Under its terms, the sub-advisory fees payable to IIMA under the Interim Agreement are the same as those discussed below for the Proposed Sub-Advisory Agreement.

ING Investments, and not the Fund, will bear the expense of the services to be provided by IIMA.

What are the terms of the Proposed Sub-Advisory Agreement?

A copy of the Proposed Sub-Advisory Agreement between ING Investments and IIMA is included as Appendix B. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix B.

Under the Proposed Sub-Advisory Agreement, the fees payable to IIMA are paid by ING Investments, and not by the Fund.  Pursuant to the Proposed Sub-Advisory Agreement, IIMA acts as the Fund’s sub-adviser.  In this capacity, IIMA furnishes the Fund with investment advisory services in connection with a continuous investment program and manages the Fund’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s prospectus and statement of additional information.  Subject to the supervision and control of ING Investments, which in turn is subject to the supervision and control of the Board, IIMA, in its discretion, determines and selects the securities to be purchased for and sold from the Fund and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

In the absence of willful misfeasance, bad faith, or negligence in the performance of its obligations or reckless disregard of its obligations and duties, IIMA would not be liable to the Trust, its shareholders or to ING Investments for any act or omission resulting in any loss suffered by the Trust, the Fund or the Fund’s shareholders in connection with any service provided under the Proposed Sub-Advisory Agreement.

 The sub-advisory fee payable under the Proposed Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Fund’s average daily net assets.  For its fee, IIMA furnishes, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the

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Proposed Sub-Advisory Agreement.  The sub-advisory fee under the Proposed Sub-Advisory Agreement will be at an annual rate of 0.42% of the Fund’s average daily net assets.

The Proposed Sub-Advisory Agreement provides that none of IIMA or any of its directors, officers, employees or agents shall be liable to ING Investments or the Trust for any loss or expense suffered by ING Investments or the Trust resulting from its acts or omissions as sub-adviser to the Fund, except for losses or expenses to ING Investments or the Trust resulting from willful misfeasance, bad faith, or negligence in the performance of, or from reckless disregard of, IIMA’s duties under the Sub-Advisory Agreement.

The IIMA Sub-Advisory Agreement may be terminated as follows: by ING Investments at any time without penalty, upon sixty (60) days’ written notice to IIMA and the Fund; at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to ING Investments and IIMA; or by IIMA upon three (3) months’ written notice unless the Fund or ING Investments requests additional time to find a replacement for IIMA, in which case IIMA shall allow the additional time requested by the Fund or ING Investments not to exceed three (3) months beyond the initial three (3) month notice period; provided, however, that IIMA may terminate the Proposed Sub-Advisory Agreement at any time without penalty, with respect to the Fund immediately, effective upon written notice to the ING Investments and the Fund, in the event either IIMA (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the 1940 Act or otherwise becomes legally incapable of providing investment management services under applicable law or pursuant to its respective contract with the Fund; ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the Proposed Sub-Advisory Agreement or the Investment Management Agreement or ceases to be a wholly owned subsidiary of ING Groep; and/or IIMA does not receive compensation for its services from ING Investments or the Fund as required by the terms of this agreement.

The key terms of the Interim Agreement are substantially identical to those of the Proposed Sub-Advisory Agreement, except that the effective dates, durations and termination provisions differ.

What are the changes to the Fund’s fee structure due to the appointment of IIMA as sub-adviser?

As noted above, the sub-advisory fee under the Proposed Sub-Advisory Agreement will be at an annual rate of 0.42% of the Fund’s average daily net assets, while the sub-advisory fee payable to Brandes was at annual rate of 0.70% of the Fund’s average daily net assets.  Since ING Investments pays the sub-advisory fee out of its advisory fee, the changes will not alter the Fund’s expenses paid by the shareholders.  ING Investments has entered into a side letter agreement in order to share the savings it receives from the reduced sub-advisory fees by waiving 0.14% of its advisory fee on all classes through May 28, 2009, or until such other time that IIMA no longer sub-advises the Fund.  This waiver became effective on June 10, 2008 when IIMA began sub-advising the Fund pursuant to the Interim Agreement.  Under its terms, the sub-advisory fees payable to IIMA under the Interim Agreement are the same as those discussed here for the Proposed Subadvisory Agreement. There is no guarantee that this side agreement will continue after that date.   If ING Investments elects not to renew the side agreement, the advisory fee will revert to 1.25%.

The following table reflects the fees paid by ING Investments to Brandes for services rendered with respect to the Fund for the period from November 1, 2006 to October 31, 2007, what the sub-advisory fee would have been for the same period under the Proposed Sub-Advisory Agreement, and the decrease/increase for this time period.

Fund	Fee Paid to Brandes	Hypothetical Fee Paid to IIMA	Increase/(Decrease)
ING Emerging Countries Fund	$1,913,142	$1,147,885	(40)%

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Fund	Current % Retained by Adviser Under Brandes Sub-Advisory Agreement	Proposed % Retained by Adviser Under Proposed Sub-Advisory Agreement
ING Emerging Countries Fund	0.55%	0.69	%(1)

(1)

Based on the waiver of 0.14% of the Advisory Fees pursuant to a side letter agreement between ING Investments and the Fund. The side letter agreement will continue in effect through May 28, 2009, or until such time that IIMA no longer sub-advises the Fund, with no guarantee that it will continue after that date. If the side letter agreement were not in place, the proposed percentage retained by the Adviser under the Proposed Sub-Advisory Agreement would be 0.83%.

At current asset levels, the sub-advisory fee payable by ING Investments to IIMA would decrease under the Proposed Sub-Advisory Agreement.  As of February 29, 2008, the net assets of the Fund were $261.8 million.

What is the required vote?

Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement by the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

What happens if shareholders do not approve the Proposal?

If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Fund will continue to be managed by IIMA under the Interim Agreement until no later than November 7, 2008 and the Board will determine what additional action(s) should be taken.

What was the process of selecting IIMA as the sub-adviser to the Fund?

At the January 31, 2008 Board meeting, the Board requested that management perform a search for a replacement sub-adviser. In reviewing potential sub-advisers, management considered a number of factors that were relevant to the addition of a new sub-adviser to the Fund.  Each potential sub-adviser had to meet fundamental requirements regarding experience and reputation to merit consideration.  Beyond this, ING Investments focused on each potential sub-adviser’s investment process, investment performance, and price. Given the challenges presented by the capacity constraints in the emerging market equity space, a key criterion for consideration was the ability for a new sub-adviser to provide adequate capacity to allow for future growth.

ING Investments determined that IIMA possesses the right mix of attributes to manage the Fund, and therefore recommended IIMA to the Board as the new sub-adviser to the Fund.   In recommending IIMA to again serve as sub-adviser, Management considered that the IIMA personnel managing emerging markets accounts, and the investment approach, have changed since 2005.  Management noted that since 2005, IIMA had enhanced its emerging markets capabilities by adding more investment personnel locally in emerging countries while increasing the coordination among various teams across the globe to improve fundamental analysis.  Furthermore, IIMA implemented an investment process to allow the flexibility for the Fund to benefit from a variety of investment styles in different market conditions.  The Board’s primary consideration in replacing IIMA in 2005 was the investment performance of the Fund while managed by IIMA.  However, based on a review of a composite of IIMA accounts managed similarly to the Fund (see page 6) the Board believed that IIMA had performed in line with the Fund’s benchmark after implementation of the enhancements discussed here.

The Board has established an Investment Review Committee to, among other things, monitor the performance of each fund and make recommendations to the Board with respect to each fund. In advance of the committee’s meeting held on March 26, 2008, ING Investments provided the committee members with written materials in support of the proposed appointment of IIMA as the sub-adviser to the Fund. Among the materials provided to the committee was a discussion of ING Investment’s rationale for recommending IIMA as a proposed sub-adviser, written materials provided by IIMA with respect to its proposed strategy for the Fund, including its stock selection process, its compliance structure and the resources it could devote to managing the

12

Fund, and information with respect to IIMA’s performance in managing accounts in a style similar to that in which they propose to co-manage the Fund. The committee also considered the reputation of IIMA in the industry.  At the conclusion of the meeting, the committee determined that it would recommend to the full Board the proposed appointment of IIMA as the sub-adviser to the Fund.

The Board has also established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Fund. In advance of the committee’s meeting held on March 26, 2008, Management provided the committee members with written materials in support of the proposed new sub-adviser to the Fund.  The committee reviewed the terms of the Proposed Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of IIMA as the sub-adviser to the Fund. At the conclusion of the meeting, the Committee determined that it would recommend to the full Board the Proposed Sub-Advisory Agreement.

What are the factors that were considered by the Board?

At a meeting of the Board held on March 27, 2008, the Board of Trustees, including the Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor are “interested persons” (as such term is defined under the 1940 Act) of any such party nor have any interest in the Agreement (the “Independent Trustees”), approved the Proposed Sub-Advisory Agreement for the Fund.  As discussed above, the Board terminated the Fund’s current sub-advisory agreement with Brandes, effective June 10, 2008.  The Board’s primary consideration in taking this action was the investment performance of the Fund during the period that Brandes had served as sub-adviser in relation to the Fund’s benchmark and peer group.

In determining whether to approve the Proposed Sub-Advisory Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the sub-advisory agreement should be approved for the Fund.  The materials provided to the Board in support of the sub-advisory arrangement with IIMA included the following:  (1) IIMA’s presentation before the Committee at its March 26, 2008 meeting; (2) memoranda and related materials provided to the Board in advance of its March 27, 2008 meeting that discuss management’s rationale for recommending that IIMA serve as the sub-adviser to the Fund; (3) responses from IIMA to questions posed by Kirkpatrick & Lockhart Preston Ellis Gates LLP, independent legal counsel, on behalf of the Independent trustees; (4) supporting documentation, including a copy of the Proposed Sub-Advisory Agreement with IIMA on behalf of the Fund; and (5) other information relevant to the Board’s decision.

The Board’s consideration of whether to approve the sub-advisory agreement with IIMA took into account several factors including, but not limited to, the following:  (1) ING Investments’ view of the reputation of IIMA as a manager to similar funds; (2) IIMA’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by IIMA under the Proposed Sub-Advisory Agreement; the Board noted that IIMA’s capabilities may permit the Fund to benefit from a variety of investment styles and in different market conditions; (4) the prior performance of IIMA as compared to accounts with similar investment objectives and strategies to the Fund with an appropriate benchmark index and relevant peer groups; the Board noted that a composite of IIMA accounts managed similarly to the Fund had performed in line with Fund’s benchmark; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIMA. and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of IIMA as the Fund’s sub-adviser; the Board noted that compensation paid to IIMA would be lower than to Brandes and that a portion of such savings would be passed on to shareholders by waiving 0.14% of the advisory fee on all classes through May 28, 2009 are until such time IIMA no longer sub-advises the Fund; (7) IIMA’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (8) IIMA’s financial condition; (10) the appropriateness of the selection of IIMA in light of the Fund’s investment objective; and (11) the IIMA’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.  The Board noted that IIMA served as sub-adviser to the Fund from December 5, 2002 to February 28, 2005.  Brandes replaced IIMA on March 1, 2005.  The Board’s primary consideration in replacing IIMA was the investment performance of the Fund while managed by IIMA.  In approving IIMA to again serve as sub-adviser, the Board considered that the IIMA personnel managing emerging markets accounts, and the investment approach, have changed since 2005.

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After its deliberation, the Board reached the following conclusions:  (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to IIMA is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and IIMA maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program.  Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement between ING Investments and IIMA.  During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its March 27, 2008 meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal. The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to appoint IIMA as sub-adviser to the Fund and the implementation of the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

14

GENERAL INFORMATION

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I want to attend the Special Meeting and vote in person. How do I do this?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

What are the voting rights and the quorum requirements?

May 29, 2008 has been chosen as the Record Date. Each share of each class of the Fund on the Record Date is entitled to one vote. Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Fund at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning 33 1/3% of the Fund’s outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Fund’s shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Proxy Ballot will vote as directed by the shareholder under the Proxy

15

Ballot. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

Who are the other service providers to the Fund?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Adviser, serves as the administrator to the Fund. With respect to the Fund, ING Funds Services was paid $273,303 for the fiscal year ended October 31, 2007. ING Funds Distributor, LLC (“ING Funds Distributor”), an indirect, wholly owned subsidiary of ING Groep serves as the principal underwriter to the Fund. With respect to the Fund, ING Funds Distributor was paid $1,222,303 for the fiscal year ended October 31, 2007. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. The Fund anticipates that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreement.

During the fiscal year ended October 31, 2007, $3,714 was paid in commissions to affiliated brokers by the Fund.

Who pays for this proxy solicitation?

The Fund will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. ING Investments and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the internet. Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.
Secretary

June 25, 2008

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

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APPENDIX A

Beneficial Owners of More than 5% of a Class of the Fund

As of May 29, 2008

APPENDIX B

FORM OF

SUB-ADVISORY AGREEMENT

FORM OF

SUB-ADVISORY AGREEMENT

AGREEMENT made the [   ] day of [   ], between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”) (the “Agreement”).

WHEREAS, ING Mutual Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Fund may offer shares of additional series in the future; and

WHEREAS, pursuant to two Investment Management Agreements, dated September 23, 2002, as amended, and February 1, 2005 (the “Management Agreements”), copies of which have been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreements, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager; and

WHEREAS, the Board of Trustees has authorized the Manager to enter into an Agreement with the Sub-Adviser.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.             Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.             Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Series’ portfolio and determine in its discretion the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  From time to time, at the request of the Manager, the Sub-adviser will cooperate with and assist a Transition Manager, hired by the Manager, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio.  To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  At the request of the Manager, the Sub-Adviser will participate in standing instructions giving the Funds’ custodian authority to administer daily foreign currency exchange transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“the SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and which apply to the duties of the Sub-Adviser, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager.  In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage the Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for the Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the administrator for the Fund in reviewing, determining or confirming (including, if necessary, obtaining broker-quoted prices), consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the administrator seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of the Series and the 15th day following the end of the Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of the 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Manager for each month by the 10th business day of the following month:

1)                                      Report on Brokerage Commissions and Soft Dollar Usage.

2)                                      Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act.

3)                                      Report on Illiquid and Restricted Securities held in each portfolio.

4)                                      Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(vii)         The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b)           The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, the Series’ investment books and records maintained by the Sub-Adviser (which shall not include the books and records maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority over the Fund, the Manager or the Sub-Adviser any information or reports not readily available at the custodian or the portfolio accounting agent in connection with the services provided hereunder in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c)           The Sub-Adviser will provide reports to the Manager for the Fund’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Fund’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.             Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers that participate in commission recapture programs benefiting the Fund, provided that neither the Sub-Adviser nor the Manager will direct brokerage in recognition of the sale of Fund shares.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.             Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II annually or upon a material change or update.

5.             Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6.             Compensation.  For the services provided to the Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreements, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreements when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreements and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.             Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques and policies and procedures reasonably designed to prevent violations of the federal securities laws as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)           The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser, that relates to Sub-Adviser’s performance obligations under this Agreement and is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Manager further agrees to notify the Sub-Adviser promptly of any material fact known to the Manager respecting or relating to the Manager that relates to Sub-Adviser’s performance obligations under this Agreement.

8.             Books and Records.  The Fund and the Manager, or an investment adviser designated by the Manager, shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser.  The Sub-Adviser agrees that it will surrender copies of any such records to the Funds promptly upon such Fund’s request provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

9.             Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

10.           Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

11.           Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.           Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.           Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.           Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser, (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, (2) shall bear no responsibility and shall not be subject to liability for the accuracy of any information provided to the Sub-Adviser by another entity and shall incur no liability in relying on such information, and (3) shall not be liable for, or be subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.           Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Fund, the Manager, any affiliated person of the Manager, and any controlling person of the Manager (and Fund and all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the

Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.           Duration and Termination.

With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2009.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Fund, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated with respect to one or more of the Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or ceases to be a wholly owned subsidiary of ING Groep N.V., or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

Upon termination for any reason, the Sub-Adviser shall forthwith deliver to the Fund all original written records of the Fund where possible and copies of said records if originals are not available.  Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(a)           Notices.

Except as otherwise provided, any notice given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any notice if sent by means of electronic communication shall be deemed to have been received upon express acknowledgement, and notice delivered by hand or sent by internationally recognized overnight courier service shall be deemed to have been received at the time of delivery to the applicable address set forth below or at such other address as a party may from time to time specify in writing to the other party.

If to the Fund:

ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention: Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Prinses Beatrixlaan 15

The Hague, The Netherlands

Attention:  Iwan Brouwer

17.           Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund.  Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Sub-Adviser.

18.           Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreements.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           This Agreement may be assigned by any party only with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:
Name:
Title:

ING INVESTMENT MANAGEMENT ADVISORS B.V.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

to the

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

by and between

ING INVESTMENTS, LLC

and

ING INVESTMENT MANAGEMENT ADVISORS B.V.

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING Emerging Countries Fund	0.42%

APPENDIX C

Principal Executive Officers of ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Todd Modic – Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Kimberly A. Anderson – Senior Vice President

Robert Terris – Senior Vice President

Robyn L. Ichilov – Vice President and Treasurer

William Evans – Vice President

Lauren D. Bensigner – Vice President

Maria M. Anderson – Vice President

Denise Lewis – Vice President

Kimberly K. Palmer – Vice President

Susan P. Kinens – Assistant Vice President

Huey P. Falgout, Jr. – Secretary

Theresa K. Kelety – Assistant Secretary

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer – International Equities

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Joseph M. O’Donnell – Senior Vice President and Chief Compliance Officer

Huey P. Falgout, Jr. – Secretary

Principal Executive Officers of ING Investment Management Advisors B.V.

Prinses Beatrixlaan 15, 2595 AK

The Hague, the Netherlands

Name and Title

Gilbert Van Hassel – CEO

Michael L.M. Vandiemen – Chief Operating Officer

Maes Van Lanschot – Chief Investment Officer

Petrus Anna Mathijs Thissen – Chief Compliance Officer

Michel Van Elk – Chief Marketing Officer

Principal Executive Officers of ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Mark Spina – President and CEO

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President and Treasurer

Lauren D. Bensinger – Vice President and Chief Compliance Officer

Peter E. Caldwell – VP and Controller, CFO, Financial and Operations Principal

Huey P. Falgout, Jr. – Secretary

Principal Executive Officers of ING Fund Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona

Name and Title

Shaun P. Mathews – President and CEO

Michael J. Roland – Executive Vice President

Lydia L. Homer – Senior Vice President, CFO and Treasurer

Huey P. Falgout, Jr. – Vice President and Secretary

C-2

APPENDIX D

ADVISORY FEE RATES OF A FUND WITH SIMILAR INVESTMENT OBJECTIVES OR INVESTMENT STRATEGIES ADVISED OR SUB-ADVISED BY ING INVESTMENT MANAGEMENT ADVISORS B.V. (“IIMA”)

The following table sets forth the name of an investment company, with investment objectives similar to the Fund, for which IIMA acts as an investment sub-adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2007.

[INSERT ING LOGO & ADDRESS]

3 EASY WAYS TO VOTE YOUR PROXY

Vote by Phone: Call toll free 1-888-221-0697 and follow the recorded instructions.

Vote on the Internet: Log on to Proxyweb.com and follow the on-screen instructions.

Vote by Mail: Check the appropriate boxes on the reverse side of the Proxy Ballot,

sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or internet, you do not need to return your Proxy Ballot.

ING MUTUAL FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 21, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING Emerging Countries Fund

The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them (“Proxies”), with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on August 21, 2008 at 10:00a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

To approve a new sub-advisory agreement for ING Emerging Countries Fund (the “Fund”) between ING Investments, LLC, the Fund’s investment adviser, and ING Investment Management Advisors B.V. (“IIMA”), under which IIMA would become the sub-adviser to the Fund.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.